Fair Value Measurement (Financial Instruments Measured at Fair Value by Level within Fair Value Hierarchy) (Details) (Fair Value, Measurements, Recurring [Member], Significant Other Observable Inputs (Level 2) [Member], CNY)
In Thousands, unless otherwise specified
	Jun. 30, 2014	Jun. 30, 2013
Fair Value, Measurements, Recurring [Member] | Significant Other Observable Inputs (Level 2) [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Restricted cash	0	10,757
Time deposits and restricted time deposits	141,393	332,340
Restricted cash-non-current	8,024	4,115
Restricted time deposits-non-current	351,872	187,110
Interest rate swap agreement	(33)	0
Total:	501,256	534,322